CONTINUING UNCONDITIONAL GUARANTY


     WHEREAS, USA Skate Co., Inc., a New York corporation ("Borrower") has entered into a Loan and Security Agreement dated April 30, 1996 (the "Loan Agreement") with LaSalle National Bank ("Bank") pursuant to which Bank has made or may, in its sole discretion, from time to time hereafter, make loans and advances to or extend other financial accommodations to Borrower;

     WHEREAS, the undersigned is desirous of having Bank extend and/or continue the extension of credit to Borrower and Bank has required that Guarantor (as hereinafter defined) execute and deliver this Guaranty to Bank as a condition to the extension and continuation of credit by Bank; and

     WHEREAS, the extension and/or continued extension of credit, as aforesaid, by Bank is necessary and desirable to the conduct and operation of the business of Borrower and will inure to the personal and financial benefit of Guarantor;

     NOW, THEREFORE, for value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to Borrower by Bank (including, without limitation, the Loans as defined in, and made or to be made by Bank to Borrower pursuant to, the Loan Agreement), the undersigned, and each of them, if there be more than one (collectively, the "Guarantor"), unconditionally guaranties (i) the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Bank or any parent, affiliate or subsidiary of Bank (the term "Bank" as used hereafter shall include such parents, affiliates and subsidiaries), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Bank, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, including without limitation all obligations and liabilities of Borrower to Bank under the Loan Agreement and (ii) the prompt, full and faithful discharge by Borrower of each and every term, condition, agreement, representation and warranty now or hereafter made by Borrower to Bank (all such indebtedness, liabilities and obligations being hereinafter referred to as the "Borrower's Liabilities"). Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by Bank in endeavoring to collect all or any part of Borrower's Liabilities from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of Borrower's Liabilities. All amounts payable by Guarantor under this Guaranty shall be payable upon demand by Bank.

     Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if the Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under
Section 548 of the "Bankruptcy Code" (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

     Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of Borrower's Liabilities or any part thereof, or of any promissory note or other document evidencing all or any part of Borrower's Liabilities, (ii) the absence of any attempt to collect Borrower's Liabilities from Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Bank with respect to any provision of any instrument evidencing Borrower's Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by Borrower and delivered to Bank, (iv) failure by Bank to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrower's Liabilities, (v) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "Bankruptcy Code"), or any similar proceeding, by or against Borrower, or Bank's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Bank's claim(s) for repayment of Borrower's Liabilities, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Borrower, protest or notice with respect to Borrower's Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein.

Upon any default by Borrower as provided in any instrument or document evidencing all or any part of Borrower's Liabilities, including without limitation the Loan Agreement, Bank may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of Borrower's Liabilities, without first proceeding against Borrower, or any other person, firm, or corporation, or against any security or collateral for Borrower's Liabilities.

     Bank is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time and from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrower's Liabilities or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by Borrower and delivered to Bank; (ii) accept partial payments on Borrower's Liabilities; (iii) take and hold security or collateral for the payment of Borrower's Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of Borrower's Liabilities or other liabilities of Borrower, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate Borrower's Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder. Bank shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from Borrower or any other source, and such determination shall be binding on Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of Borrower's Liabilities as Bank shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.

     To secure the payment and performance of Guarantor's obligations and liabilities contained herein, Guarantor grants to Bank a security interest in all property of Guarantor delivered concurrently herewith or which is now, or at any time hereafter in transit to, or in the possession, custody or control of Bank, and all proceeds of all such property. Guarantor agrees that Bank shall have the rights and remedies of a secured party under this Uniform Commercial Code of Illinois, as now existing or hereafter amended, with respect to all of the aforesaid property, including without limitation thereof, the right to sell or otherwise dispose of any or all of such property and apply the proceeds of such sale to the payment of Borrower's Liabilities. In addition, at any time after maturity of Borrower's Liabilities by reason of acceleration or otherwise, Bank may, in its sole discretion, without notice to Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of Borrower's Liabilities (i) any indebtedness due or to become due from Bank to Guarantor, and (ii) any moneys, credits or other property belonging to Guarantor, at any time held by or coming into the possession of Bank whether for deposit or otherwise.

     Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of Borrower's Liabilities and of all other circumstances bearing upon the risk of nonpayment of Borrower's Liabilities or any part thereof that diligent inquiry would reveal and Guarantor hereby agrees that Bank shall have no duty to advise Guarantor of information known to Bank regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Bank, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, Bank shall be under no obligation to update any such information or to provide any such information to Guarantor on any subsequent occasion.

     Guarantor consents and agrees that Bank shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of Borrower's Liabilities. Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Bank, or Bank receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, Borrower's Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and Guarantor's obligations hereunder with respect to such portion of Borrower's Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     Guarantor agrees that any and all claims of Guarantor against Borrower, any endorser or any other guarantor of all or any part of Borrower's Liabilities, or against any of Borrower's properties, whether arising by reason of any payment by Guarantor to Bank pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all of Borrower's Liabilities.

     Bank may, without notice to anyone, sell or assign Borrower's Liabilities or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of Borrower's Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but Bank shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of Bank, as to any part of Borrower's Liabilities retained by Bank.

     This Guaranty shall be binding upon Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for Guarantor) of Guarantor and shall inure to the benefit of Bank and its successors and assigns. If there is more than one signatory hereto, all references to Guarantor herein shall include each and every Guarantor and each and every obligation of Guarantor hereunder shall be the joint and several obligation of each Guarantor. Each Guarantor that is a corporation or a partnership hereby represents and warrants that it has all necessary corporate or partnership authority, as the case may be, to execute and deliver this Guaranty and to perform its obligations hereunder.

     This Guaranty shall continue in full force and effect, and Bank shall be entitled to make loans and advances and extend financial accommodations to Borrower on the faith hereof until such time as Bank has, in writing, notified Guarantor that all of Borrower's Liabilities have been paid in full and discharged and the Loan Agreement has been terminated or until Bank has actually received written notice from any Guarantor of the discontinuance of this Guaranty as to that Guarantor, or written notice of the death, incompetency or dissolution of any Guarantor. In case of any discontinuance by, or death, incompetency or dissolution of, any Guarantor (collectively, a "Termination Event"), this Guaranty and the obligations of such Guarantor and his or its heirs, legal representatives, successors or assigns, as the case may be, shall remain in full force and effect with respect to all of Borrower's Liabilities incurred prior to the receipt by Bank of written notice of the Terminating Event. The occurrence of a Terminating Event with respect to one Guarantor shall not affect or impair the obligations of any other Guarantor hereunder.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     Guarantor irrevocably agrees that, subject to Bank's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS GUARANTY SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Guarantor hereby irrevocably appoints and designates the Secretary of State of Illinois whose address is Springfield, Illinois (or any other person having and maintaining a place of business in such state whom Guarantor may from time to time hereafter designate upon ten (10) days written notice to Bank and who Bank has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Bank agreeing to act as such attorney and agent), as Guarantor's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Guarantor agrees that service of such process upon such person shall constitute personal service of such process upon Guarantor. GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY BANK IN ACCORDANCE WITH THIS PARAGRAPH.

     GUARANTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY.

     If there is attached to this Guaranty a RIDER A-SPECIAL PROVISIONS, such Rider is by this reference incorporated into and made a part of this Guaranty.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of this ____ day of ________________, 1996.

                                   FOR CORPORATE OR PARTNERSHIP GUARANTOR:

FOR INDIVIDUAL GUARANTOR:          CALIFORNIA PRO SPORTS, INC.

______________________________     By______________________________________

______________________________     Its_____________________________________
Address
______________________________     By______________________________________

                                   Its_____________________________________

                                   8102 White Horse Road
                                   Greenville, South Carolina 29611

                                   USA SKATE CORPORATION

                                   By_____________________________________

                                   Its_____________________________________

                                   By_____________________________________

                                   Its_____________________________________

                                   8102 White Horse Road
                                   Greenville, South Carolina 29611

                                   THREE R SALES, INC.

                                   By_____________________________________

                                   Its_____________________________________

                                   By_____________________________________

                                   Its_____________________________________

                                   _______________________________________
                                   Address
                                   _______________________________________

                                   CALIFORNIA PRO, INC.

                                   By_____________________________________

                                   Its_____________________________________

                                   By_____________________________________

                                   Its_____________________________________

                                   8102 White Horse Road
                                   Greenville, South Carolina 29611

                         RIDER A - SPECIAL PROVISIONS

     This RIDER A- SPECIAL PROVISIONS is attached to and made a part of that certain Continuing Unconditional Guaranty (the "Guaranty") of even date herewith executed by Michael S. Casazza ("Guarantor") in favor of LaSalle National Bank ("Bank").

     No payment made by or for the account of Guarantor including, without limitation, (i) a payment made by Guarantor in respect of Borrower's Liabilities or (ii) a payment made by any other person under any other guaranty, shall entitle the Guarantor by subrogation or otherwise, to any payment from Borrower or from or out of any property of Borrower and Guarantor shall not exercise any right or remedy against Borrower or any property of Borrower by reason of any performance by Guarantor under the Guaranty.


                                       ------------------------------------
                                               Michael S. Casazza

                                       Address:

                                       ------------------------------------


                                       ------------------------------------


                                       ------------------------------------

                           RIDER A - SPECIAL PROVISIONS

     This RIDER A- SPECIAL PROVISIONS is attached to and made a part of that certain Continuing Unconditional Guaranty (the "Guaranty") of even date herewith executed by Henry Fong ("Guarantor") in favor of LaSalle National Bank ("Bank").

     No payment made by or for the account of Guarantor including, without limitation, (i) a payment made by Guarantor in respect of Borrower's Liabilities or (ii) a payment made by any other person under any other guaranty, shall entitle the Guarantor by subrogation or otherwise, to any payment from Borrower or from or out of any property of Borrower and Guarantor shall not exercise any right or remedy against Borrower or any property of Borrower by reason of any performance by Guarantor under the Guaranty.



                                       ------------------------------------
                                                   Henry Fong

                                       Address:


                                       ------------------------------------


                                       ------------------------------------


                                       ------------------------------------

                            RIDER A - SPECIAL PROVISIONS

     This RIDER A- SPECIAL PROVISIONS is attached to and made a part of that certain Continuing Unconditional Guaranty (the "Guaranty") of even date herewith executed by each of California Pro Sports, Inc., USA Skate Corporation, Three R Sales, Inc. and California Pro, Inc. (collectively, the "Guarantor") in favor of LaSalle National Bank ("Bank").

     No payment made by or for the account of Guarantor including, without limitation, (i) a payment made by Guarantor in respect of Borrower's Liabilities or (ii) a payment made by any other person under any other guaranty, shall entitle the Guarantor by subrogation or otherwise, to any payment from Borrower or from or out of any property of Borrower and Guarantor shall not exercise any right or remedy against Borrower or any property of Borrower by reason of any performance by Guarantor under the Guaranty.

                                       CALIFORNIA PRO SPORTS, INC.


                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------

                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------

                                       Address:
                                       8102 White Horse Road
                                       Greenville, South Carolina  29611

                                       USA SKATE CORPORATION


                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------

                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------

                                       Address:
                                       8102 White Horse Road
                                       Greenville, South Carolina  29611

                                       THREE R SALES, INC.


                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------

                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------

                                       Address:
                                       8102 White Horse Road
                                       Greenville, South Carolina  29611


                                       CALIFORNIA PRO, INC.


                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------

                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------

                                       Address:
                                       8102 White Horse Road
                                       Greenville, South Carolina  29611


                                     -8-